EXHIBIT 10.2

                            FIRST AMENDMENT



         FIRST AMENDMENT (the "Amendment"), dated as of December 31, 1999, among TRENWICK GROUP INC., a Delaware corporation (the "Borrower"), the lending institutions from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), FIRST UNION NATIONAL BANK, as Syndication Agent, FLEET NATIONAL BANK, as Documentation Agent and THE CHASE MANHATTAN BANK, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.


                               W I T N E S E T H :


         WHEREAS, the Borrower, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent have entered into a Credit Agreement, dated as of November 24, 1999 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as provided herein;



         NOW, THEREFORE, it is agreed;

  A.     Amendment

         1. Section 8.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "8.16 Minimum Consolidated Tangible Net Worth. The Borrower will not permit its Consolidated Tangible Net Worth to be less than
         (i) at any time on or prior to June 30, 2000, $290,000,000 and (ii) at any time thereafter $325,000,000."

  B.     Miscellaneous Provisions

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Amendment Effective Date, in each case after giving effect to this Waiver.


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         2. This  Amendment is limited as specified and shall not  constitute an amendment modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         4. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

         5. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.



                                      * * *






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


         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.



                                        TRENWICK GROUP INC.


                                        By:  /s/ Alan L. Hunte
                                             --------------------------------
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


                                        THE CHASE MANHATTAN BANK,
                                        Individually and as Administrative Agent


                                        By: /s/  Don Randa
                                            -----------------------------------
                                        Title:   Vice President


                                        CHASE MANHATTAN INTERNATIONAL LIMITED,
                                        as Issuing Agent


                                        By:  /s/ Stephen Hurford
                                             ----------------------------------
                                        Title:   Vice President


                                        By:  /s/ Steve Clarke
                                             ----------------------------------
                                        Title:   Vice President


                                        FIRST UNION NATIONAL BANK, Individually
                                        and as Syndication Agent


                                        By:  /s/  Thomas L. Stickberry
                                             ----------------------------------
                                        Title:   Senior Vice President




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
                                        FLEET NATIONAL BANK, Individually
                                        and as Documentation Agent


                                        By:  /s/ Jan-Gee McCollam
                                             ----------------------------------
                                        Title:   Senior Vice President


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:  /s/  Sebastian Rocco
                                             ----------------------------------
                                        Title:   Senior Vice President


                                        DRESDNER BANK AG, New York and Grand
                                        Cayman Branches


                                        By:
                                             ----------------------------------
                                        Title:


                                        By:
                                             ----------------------------------
                                        Title:


                                        NATIONAL WESTMINSTER BANK PLC


                                        By:
                                             ----------------------------------
                                        Title:


                                        STATE STREET BANK AND TRUST COMPANY


                                        By:
                                             ----------------------------------
                                        Title:


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                                        THE BANK OF NOVA SCOTIA


                                        By:
                                             ----------------------------------
                                        Title:


                                        THE FUJI BANK, LIMITED


                                        By:
                                             ----------------------------------
                                        Title:


                                        BARCLAYS BANK PLC


                                        By: /s/ Melvin Bean
                                            -----------------------------------
                                        Title:  Relationship Director










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